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                                                                   Exhibit 99.23

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

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PLEASE FILL IN ALL BLUE VALUES!

THANK YOU!

Popular 2005-2

                             ARM               FRM            TOTAL/AVG.
                        -------------     -------------     -------------
PERCENTAGE BAL.                 30.57%            69.43%
DEAL BALANCE              162,127,268       368,148,256       530,275,524
WAM                       357.4535698       337.0595213
WALA                                3                 3
WAC                             6.962%            6.950%
LTV                             84.14%            84.05%
CLTV                            84.48%            85.03%
FICO                              630               646
AVG. LOAN SIZE                181,350           153,973
STATED DOCUMENT %               22.43%            18.29%
DTI                             36.94%            40.28%
IO %                             0.00%             0.00%
SECOND LIEN %                    0.00%             4.01%
SILENT SECOND %                  2.01%             5.49%
LTV OF SILENT SECONDS           17.20%            17.87%

PROPERTY TYPE
Single Family %                 78.44%            89.20%
Condo %                          4.12%             2.61%
2-4 Unit %                       8.13%             6.07%
Multi Family %                   4.14%             0.90%
Mixed Use %                      4.77%             0.77%
Row Home %                       0.19%             0.30%
Townhouse %                      0.21%             0.16%

OCCUPANCY TYPE
Owner Occupied                  85.61%            95.17%
2nd Home                         1.72%             0.46%
Investor Prop.                  12.67%             4.37%

LOAN PURPOSE
Purchase                        23.60%             9.80%
Cash-Out                        70.86%            81.58%
Rate-Reduction                   5.55%             8.62%

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                              ARM              100.00%

                             STATE            PERCENT
                             -----            -------
                               MI                9.94%
                               CA                9.13%
                               NJ                6.71%
                               FL                6.41%
                               NY                5.63%
                               NC                5.07%
                               MA                   5%
                             OTHER              52.18%

                           FULL-DOC         STATED-DOC        TOTAL/AVG.
                        -------------     -------------     -------------
IO %                             0.00%             0.00%
WAM                                 0                 0
WALA                                0                 0
WAC                             0.000%            0.000%
LTV                              0.00%             0.00%
CLTV                             0.00%             0.00%
FICO                                0                 0
AVG. LOAN SIZE                      0                 0
DTI                              0.00%             0.00%
SECOND LIEN %                    0.00%             0.00%
SILENT SECOND %                  0.00%             0.00%
LTV OF SILENT SECONDS            0.00%             0.00%

PROPERTY TYPE
Single Family %                  0.00%             0.00%
Condo %                          0.00%             0.00%
2-4 Unit %                       0.00%             0.00%
Multi Family %                   0.00%             0.00%
MH %                             0.00%             0.00%
Row Home %                       0.00%             0.00%
Townhouse %                      0.00%             0.00%

OCCUPANCY TYPE
Owner Occupied                   0.00%             0.00%
2nd Home                         0.00%             0.00%
Investor Prop.                   0.00%             0.00%

LOAN PURPOSE
Purchase                         0.00%             0.00%
Cash-Out                         0.00%             0.00%
Rate-Reduction                   0.00%             0.00%

                              FRM              100.00%

                             STATE            PERCENT
                             -----            -------
                               NY                9.89%
                               CA                7.79%
                               OH                6.44%
                               FL                6.01%
                               PA                5.94%
                               MD                5.30%
                               MI                   5%
                             OTHER              53.62%

                              IO                 0.00%

                             STATE            PERCENT
                             -----            -------


                             OTHER               0.00%

                           FULL-DOC         STATED-DOC        TOTAL/AVG.
                        -------------     -------------     -------------
NON-IO %                        75.89%            19.55%
WAM                       342.1326629       347.3981127
WALA                                3                 3
WAC                             6.965%            6.878%
LTV                             85.15%            79.66%
CLTV                            85.92%            80.60%
FICO                              637               660
AVG. LOAN SIZE                152,139           196,763
DTI                             39.15%            41.63%
SECOND LIEN %                    2.86%             2.95%
SILENT SECOND %                  4.32%             5.31%
LTV OF SILENT SECONDS           17.77%            17.56%

PROPERTY TYPE
Single Family %                 86.66%            83.25%
Condo %                          2.91%             4.24%
2-4 Unit %                       4.91%            12.37%
Multi Family %                   2.49%             0.00%
MH %                             2.54%             0.00%
Row Home %                       0.26%             0.00%
Townhouse %                      0.23%             0.00%

OCCUPANCY TYPE
Owner Occupied                  92.86%            93.26%
2nd Home                         0.27%             0.99%
Investor Prop.                   6.87%             5.75%

LOAN PURPOSE
Purchase                        13.29%            15.00%
Cash-Out                        78.30%            80.28%
Rate-Reduction                   8.41%             4.72%